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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2004



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             -------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                   Delaware                               333-106323                         30-0183252
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
----------------------------------------------     -----------------------      ------------------------------------



              383 Madison Avenue                                                               10179
           New York, New York 10l79                                                        ----------------
----------------------------------------------                                                (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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Registrant's telephone number, including area code, is (212) 272-2000

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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS.
            --------------------------------------------------------------------
            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

        1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                                By: /s/ Baron Silverstein
                                        ------------------
                                Name:   Baron Silverstein
                                Title:  Vice President

Dated:   April 30, 2004


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                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-106323, as noted below:

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                                 Item 601(a) of
                                Regulation S-K
Exhibit Number                     Exhibit No.                  Sequentially Numbered Description              Page
--------------                     -----------                  ---------------------------------              ----

      1                               5.1                        Opinion of Greenberg Traurig, LLP with          4
                                                                 respect to legality

                                                                 Opinion of Greenberg Traurig, LLP with          4
                                      8.1                        respect to federal income tax matters
                                                                 (contained in Exhibit 5.1)

                                      23.1                       Consent of Greenberg Traurig, LLP               4
                                                                 (contained in Exhibit 5.1)
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